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                                                                   Exhibit 10.5b


                                                              December 20, 2000*

BY TELEFACSIMILE AND FEDERAL EXPRESS

Jack R. Pine,
Sr. Vice President & General Counsel
Statia Terminals, Inc.
801 Warrenville Road Ste. 200
Lisle, IL 60532-1395

Fax No.: (630) 435-9542

Re:      Settlement of the Various Audit Items Related to the
         Escalation Provision of the Point Tupper Storage and
         Throughput Agreement (No. 069-940-607)

Dear Mr. Pine:

I am writing to confirm the understanding that Tommy Thompson and [****] [****] reached telephonically in the above-referenced matter on Thursday, December 14, 2000. In sum, we understand that Statia has agreed to accept [*****'*] offer made last Wednesday when we were all together in [*****'*] [*****] offices. In addition, [*****] will consider sharing in certain capital expenditures Statia has made at Point Tupper.

The terms are as follows:

(1) Effective a/o [******] [*], [****], [*****] will pay a monthly storage fee of [*********], which is US$[***,***] per month (the Minimum Monthly Charge)(1);

(2) We ([*****] and Statia) will replace the current escalation provisions contained in paragraph 5.3 of the Agreement with provision for an annual escalation of the Minimum Monthly Charge by [**] [****] [********] [**] [***] [******] [*****] [****] [*****] [**********]
         [********] [**] [***] [****] [********] [*****] [****] [*******] [***]
         [***] [*****] [*********] [*****] [******] [*****] [**] [***] [******]
         [******] [***] [**********] [****];

(3) We will eliminate the provision in paragraph 5.3 which permits termination of the Agreement by [*****] if the escalation calculation is greater than [**] year-to-year or more than [***] over any 5 year period;

--------

* Asterisks indicate redacted language for which confidential treatment has been requested pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(1)  US$[***] times [*,***,***] [****] = US$[***,***].

Mr. Jack R. Pine
Statia Terminals, Inc.
December 20, 2000
Page 2


(4) Upon the execution of this letter agreement, [*****] will pay the amounts it has withheld from Statia's Minimum Monthly Charges since January 1, 2000, which are in the amount of US$[**********] [***] [********] [**], [****], plus interest in accordance with the Storage and Throughput Agreement, as directed by Statia in its reasonable discretion; and

(5) Also upon the execution of this letter agreement, the payment for the December 2000 Monthly Minimum charge due December 31, 2000 will include an additional $[*********] representing the retroactive increase of the Monthly Minimum for August through December, 2000 (based on the escalation method described in (2) above).

Mr. Thompson also requested that [*****] consider sharing without any commitment by [*****] to pay at this time), in some portion, Statia's costs for certain capital expenditures in the amount of approximately US$[***-*******], incurred since about 1996, which Statia believes have benefited [*****]. [****] [****] has agreed to consider such sharing upon Statia's presentation and explanation of such costs and benefits (without any commitment by [*****] to pay at this time). Any such arrangement or understanding regarding this matter will be addressed by the parties in a separate writing in the future.

If this letter is consistent with Statia's understanding, please execute this letter in the space provided below.

                                                      Very truly yours,


                                                     [****] [*]. [***********]

ACKNOWLEDGED AND AGREED:
Statia Terminals Canada, Incorporated

By:               ___________________________
Title:   ___________________________
Date:    ___________________________

/drc

cc: Mr. James Brenner, Statia Terminals, Inc., Deerfield Beach, FL Mr. Tom Thompson, Statia Terminals, Inc., Deerfield Beach, FL Mr. James Cameron, Deerfield Beach, FL
         Mr. [*****] [****], [*****] [***********], [*****], [**]
         Mr. [*****] [****], [*****] [***********], [*****], [**]